SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement          [ ] Confidential, for Use of
[x] Definitive Proxy Statement                 the Commission Only (as
[ ] Definitive Additional Materials            permitted by
[ ] Soliciting Material Pursuant to            Rule 14a-6(e)(2))
            Section 240.14a-11(c)
            or Section 240.14a-12

                         Barrett Business Services, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of  Person(s)  Filing Proxy  Statement  if other than the  Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:

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    2)  Aggregate number of securities to which transaction applies:

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    3)  Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    4)  Proposed maximum aggregate value of transaction:

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    5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

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    2)  Form, Schedule or Registration Statement No.:

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    3)  Filing Party:

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    4)  Date Filed:

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


                         BARRETT BUSINESS SERVICES, INC.


                                                                  April 14, 2004


Dear Stockholder:

            You are cordially invited to attend the annual meeting of stockholders of Barrett Business Services, Inc., to be held at 2:00 p.m. on Wednesday, May 12, 2004, at the Multnomah Athletic Club located at 1849 S.W. Salmon Street, Portland, Oregon 97205.

            Matters to be presented for action at the meeting include the election of directors and such other business as may properly come before the meeting or any adjournment thereof.

            We look forward to conversing with those of you who are able to attend the meeting in person. Whether or not you can attend, it is important that you sign, date, and return your proxy as soon as possible. If you do attend the meeting and wish to vote in person, you may withdraw your proxy and vote personally.

                                    Sincerely,

                                    /s/ William W. Sherertz
                                    -----------------------
                                    William W. Sherertz
                                    President and Chief Executive Officer

                         BARRETT BUSINESS SERVICES, INC.

                          _____________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  May 12, 2004

                          _____________________________

            You are invited to attend the annual meeting of stockholders of Barrett Business Services, Inc., to be held at the Multnomah Athletic Club located at 1849 S.W. Salmon Street, Portland, Oregon 97205, on Wednesday, May 12, 2004, at 2:00 p.m., Pacific Time.

            Only stockholders of record at the close of business on March 26, 2004, will be entitled to vote at the meeting.

            The meeting is being held to consider and act upon the following matters:

            1. Election of directors.

            2. Such other business as may properly come before the meeting or any adjournments thereof.

            Please sign and date the accompanying proxy, and return it promptly in the enclosed postage-paid envelope to avoid the expense of further solicitation. If you attend the meeting, you may withdraw your proxy and vote your shares in person.

                                    By Order of the Board of Directors

                                    /s/ Michael D. Mulholland
                                    -------------------------
                                    Michael D. Mulholland
                                    Secretary

Portland, Oregon
April 14, 2004

                         BARRETT BUSINESS SERVICES, INC.
                            4724 S.W. Macadam Avenue
                             Portland, Oregon 97239
                                 (503) 220-0988



                                 PROXY STATEMENT
                       2004 ANNUAL MEETING OF STOCKHOLDERS



            This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Barrett Business Services, Inc. (the "Company"), to be voted at the annual meeting of stockholders to be held on May 12, 2004, and any adjournments thereof. The proxy statement and accompanying form of proxy were first mailed to stockholders on approximately April 14, 2004.

                 VOTING, REVOCATION, AND SOLICITATION OF PROXIES

            When a proxy in the accompanying form is properly executed and returned, the shares represented will be voted at the meeting in accordance with the instructions specified in the spaces provided in the proxy. If no instructions are specified, the shares will be voted FOR Item 1 in the accompanying Notice of Annual Meeting of Stockholders.

            Any proxy given pursuant to this solicitation may be revoked by the person giving the proxy at any time prior to its exercise by written notice to the Secretary of the Company of such revocation, by a later-dated proxy received by the Company, or by attending the meeting and voting in person. The mailing address of the Company's principal executive offices is 4724 S.W. Macadam Avenue, Portland, Oregon 97239.

            The solicitation of proxies will be made primarily by mail, but proxies may also be solicited personally or by telephone or facsimile by directors and officers of the Company without additional compensation for such services. Brokers and other persons holding shares in their names, or in the names of nominees, will be reimbursed for their reasonable expenses in forwarding soliciting materials to their principals and in obtaining authorization for the execution of proxies. All costs of solicitation of proxies will be borne by the Company.

                          OUTSTANDING VOTING SECURITIES

            The close of business on March 26, 2004, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. On the record date, the Company had outstanding 5,705,050 shares of Common Stock, $.01 par value ("Common Stock"), each share of which is entitled to one vote at the meeting. Common Stock is the only outstanding voting security of the Company. The presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the meeting is required to constitute a quorum.

                         ITEM 1 - ELECTION OF DIRECTORS

            The directors of the Company are elected at the annual meeting of stockholders in May to serve until the next annual meeting and until their successors are elected and qualified. The Company's Bylaws authorize the Board to set the number of positions on the Board within a range of three and nine; the Board has presently established the number of positions at six. Vacancies on the Board, including vacancies resulting from an increase in the number of positions, may be filled by the Board for a term ending with the next annual meeting of stockholders.

            All of the nominees for election as directors are members of the present Board. A nominee will be elected if the nominee receives a plurality of the votes cast by the shares entitled to vote in the election, provided that a quorum is present at the meeting. A duly executed proxy will be voted FOR the election of the nominees named below, unless authority to vote for a director is withheld or a proxy of a broker or other nominee is expressly not voted on this item. If for some unforeseen reason a nominee should become unavailable for election, the number of directors constituting the Board may be reduced prior to the annual meeting or the proxy may be voted for the election of such substitute nominee as may be designated by the Board.

            The following table sets forth information with respect to each person nominated for election as a director, including their ages as of February 29, 2004, business experience during the past five years, and directorships in other corporations.

                                                                        Director
Name                  Principal Occupation(1)                       Age   Since
----                  -----------------------                       ---   -----
Fores J. Beaudry      President of Insurance & Asset Protection,     59    2002
                      Inc., an independent insurance agency

Thomas J. Carley      Private investor                               45    2000

James B. Hicks, Ph.D. Co-founder, director, and Chief Technology     57    2001
                      Officer of Virogenomics, Inc., a
                      biotechnology company

Anthony Meeker        Retired Managing Director of Victory Capital   64    1993
                      Management, Inc., Cleveland, Ohio, an
                      investment management firm

Nancy B. Sherertz     Private investor                               54    1998

William W. Sherertz   President and Chief Executive Officer of the   58    1980
                      Company

(1) During the past five years, the principal occupation and other business experience of each nominee has been as follows:

      (a) Mr. Beaudry is President of Insurance & Asset Protection, Inc., an independent insurance agency. He is also currently acting as the manager for the National Education Association's long term care plan in the State of Oregon.

      (b) Mr. Carley was President and Chief Financial Officer of Jensen Securities, a securities and investment banking firm in Portland, Oregon, for eight years until February 1998, when the company was sold to D.A. Davidson & Co. Thereafter, he was a research analyst covering technology companies and financial institutions at D.A. Davidson & Co. until December 1999.

      (c) Mr. Hicks is a co-founder of Virogenomics, Inc., a biotechnology company, located in the Portland metropolitan area, where he has been Chief Technology Officer since 2001 and a director since 1997. He has also been a director of AVI BioPharma, Inc., since 1997. He is a partner in HHL Consulting LLC, where he has been providing consulting services to early stage technology companies regarding management and operational issues since 2000. From 1995 to 1999, he was co-founder and technical consultant for Sapient Health Network. He also currently continues to serve as President of Hedral Therapeutics, Inc., a biotechnology company, where he was Chief Executive Officer, Chief Scientist and a director from 1994 to 1998.

      (d) Mr. Meeker retired in 2003 as a Managing Director of Victory Capital Management, Inc. (formerly known as Key Asset Management, Inc.) where he was employed for ten years. Mr. Meeker is Chairman of the Board of First Federal Savings and Loan Association of McMinnville and a director of Oregon Mutual Insurance Company. From 1987 to 1993, he was Treasurer of the State of Oregon.

      (e) Ms. Sherertz was President and a director of the Company from 1975 to March 1993.

      (f)   Mr. Sherertz also serves as Chairman of the Board of Directors.

Ms. Sherertz and Mr. Sherertz were married to each other until 1994.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

            During 2003, the Board held five meetings. Each director attended more than 75 percent of (i) the aggregate of the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which he or she served during 2003.

            The Company does not have a policy regarding directors' attendance at the Company's annual meeting of stockholders. All Board members, except for Ms. Sherertz, attended last year's annual meeting.

            The Board has determined that Messrs. Beaudry, Carley, Hicks, and Meeker are independent directors as defined in Rule 4200(a)(15) of the listing standards applicable to companies quoted on The Nasdaq Stock Market.

Audit and Compliance Committee

            The Audit and Compliance Committee (the "Audit Committee") reviews and pre-approves audit and legally-permitted non-audit services provided by the Company's independent auditors, makes decisions concerning the engagement or discharge of the independent auditors, and reviews with management and the independent auditors the results of their audit, the adequacy of internal accounting controls, and the quality of financial reporting. The Audit Committee also develops and oversees the Company's corporate governance principles and the Company's Code of Business Conduct and Code of Ethics for Senior Financial Officers. The Audit Committee held eight meetings in 2003.

            The  current  members  of the Audit  Committee  are  Messrs.  Carley
(chair), Beaudry, Hicks, and Meeker. The Board has determined that Thomas J. Carley is qualified to be an "audit committee financial expert" as defined by the SEC under the Exchange Act. The Board has also determined that each member of the Audit Committee, including Mr. Carley, meets the financial literacy and independence requirements for audit committee membership specified in applicable rules of the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 (the "Exchange Act") and in listing standards applicable to companies quoted on The Nasdaq Stock Market. The Audit Committee's activities are governed by a written charter, which was amended and restated by the Board as of March 19, 2004. A copy of the amended and restated charter is attached hereto as Appendix A and is available on the Company's website at www.barrettbusiness.com.

Compensation Committee

            The Compensation Committee reviews the compensation of executive officers of the Company and makes recommendations to the Board regarding salary levels and other forms of compensation to be paid to executive officers, including decisions as to grants of options and other stock-based awards. The current members of the Compensation Committee are Mr. Meeker (chair), Mr. Hicks, and Ms. Sherertz. Ms. Sherertz does not participate in the Compensation Committee's deliberations regarding stock options. The Compensation Committee held two meetings in 2003.

Compensation Committee Interlocks and Insider Participation

            Messrs. Meeker and Hicks and Ms. Sherertz also comprised the Compensation Committee throughout 2003. Ms. Sherertz was President of the Company from 1975 to March 1993.

Nominating Committee

            The Nominating Committee, which was formed in March 2004, evaluates and recommends candidates for nomination by the Board in director elections and otherwise assists the Board in determining and evaluating the composition of the Board and its committees. The Nominating Committee also assists in identifying candidates for appointment as officers of the Corporation. The current members of the Nominating Committee are Messrs. Beaudry, Carley, Hicks (chair), and Meeker. The Board has determined that each current member of the Nominating Committee is an independent director as defined in Rule 4200(a)(15) of the listing standards applicable to companies quoted on The Nasdaq Stock Market. The Nominating Committee is governed by a written charter, which is available on the Company's website at www.barrettbusiness.com.

            The  Nominating  Committee  does  not  have  any  specific,  minimum
qualifications  for  director  candidates.   In  evaluating  potential  director
nominees, the Nominating Committee will consider:

            o The candidate's ability to commit sufficient time to the position;

            o Professional and educational background that is relevant to the financial, regulatory, and business environment in which the Company operates;

            o     Demonstration of ethical behavior;

            o Whether the candidate contributes to the goal of bringing diverse perspectives, business experience, and expertise to the Company's Board; and

            o The need to satisfy independence and financial expertise requirements relating to Board composition.

            The Nominating Committee relies on its periodic evaluations of the Board in determining whether to recommend nomination of current directors for re-election. In the event the Nominating Committee is required to identify new director candidates, because of a vacancy or a decision to expand the Board, the Nominating Committee will poll current directors for suggested candidates. The Nominating Committee has not hired a third-party search firm to date, but has the authority to do so if it deems such action to be appropriate.

            Once potential candidates are identified, the Nominating Committee will conduct interviews with the candidates and perform such investigations into the candidates' background as the Nominating Committee determines appropriate.

            The Nominating Committee will consider director candidates suggested by stockholders for nomination by the Board. Stockholders wishing to suggest a candidate to the Nominating Committee should do so by sending the candidate's name, biographical information, and qualifications to: Nominating Committee Chair c/o Michael D. Mulholland, Secretary, Barrett Business Services, Inc., 4724 S.W. Macadam Avenue, Portland, Oregon 97239. Candidates suggested by stockholders will be evaluated by the same criteria and process as candidates from other sources.

                                 CODE OF ETHICS

            The Company has adopted a Code of Ethics for Senior Financial Officers ("Code of Ethics"), which is applicable to the Company's Chief
Executive Officer, principal financial officer, and principal accounting officer. The Code of Ethics focuses on honest and ethical conduct, the adequacy of disclosure in financial reports of the Company, and compliance with applicable laws and regulations. The Code of Ethics is included as part of the Company's Code of Business Conduct, which is generally applicable to all of the Company's directors, officers, and employees. The Code of Business Conduct and Code of Ethics for Senior Financial Officers is available on the Company's website at www.barrettbusiness.com.



                    STOCK OWNERSHIP BY PRINCIPAL STOCKHOLDERS
                                 AND MANAGEMENT

Beneficial Ownership Table

            The following table gives information regarding the beneficial ownership of Common Stock as of March 26, 2004, by each director and nominee for director and certain named executive officers and by all directors and executive officers of the Company as a group. In addition, it gives information about each person or group known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock. Information as to beneficial stock ownership is based on data furnished by the stockholder. Unless otherwise indicated, all shares listed as beneficially owned are held with sole voting and dispositive powers.

                                                 Amount and Nature    Percent
                                                   of Beneficial         of
Name of Beneficial Owner                            Ownership(2)       Class

Heartland Advisors, Inc.(1)...........................   846,162(3)     14.8%
Wynnefield Group(1)...................................   403,433(4)      7.1%
Dimensional Fund Advisors, Inc.(1)....................   296,000(5)      5.2%
Fores J. Beaudry......................................     9,750         *
Thomas J. Carley......................................    27,500         *
James B. Hicks, Ph.D..................................     5,500         *
Anthony Meeker........................................    12,950         *
Michael D. Mulholland.................................    24,078         *
Nancy B. Sherertz(1).................................. 1,259,200(6)     22.1%
William W. Sherertz(1)................................ 1,874,133(7)     32.8%
Gregory R. Vaughn ....................................    18,730         *
All directors and executive officers as a group
(8 persons)........................................... 3,237,481        56.0%

 *    Less than 1% of the outstanding shares of Common Stock.

(1) The addresses of persons owning beneficially more than 5% of the outstanding Common Stock are as follows: Heartland Advisors, Inc., 789 North Water Street, Milwaukee, Wisconsin 53202; Wynnefield Group, 450 Seventh Avenue, Suite 509, New York, New

      York 10123; Dimensional Fund Advisors, Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401; Nancy B. Sherertz, 27023 Rigby Lot Road, Easton, Maryland 21601; and William W. Sherertz, 4724 S.W. Macadam Avenue, Portland, Oregon 97239.

(2) Includes options to purchase Common Stock which are presently exercisable or will become exercisable by May 25, 2004, as follows: Mr. Beaudry, 250 shares; Mr. Carley, 1,500 shares; Mr. Hicks, 1,500 shares; Mr. Meeker, 11,500 shares; Mr. Mulholland, 23,578 shares; Ms. Sherertz, 4,500 shares; Mr. Sherertz, 12,500 shares; Mr. Vaughn, 17,370 shares; and all directors and executive officers as a group, 72,698 shares.

(3) Heartland Advisors, Inc., a registered investment advisor, and its President and principal shareholder, William J. Nasgovitz, filed an amendment to Schedule 13G on February 12, 2004, reporting shared voting power as to 750,762 shares and shared dispositive power as to 846,162 shares (including the 750,762 shares).

(4) Wynnefield Group is a combination of Wynnefield Partners Small Cap Value, L.P., Wynnefield Small Cap Value Offshore Fund, Ltd., Wynnefield Partners Small Cap Value, L.P. I., Channel Partnership II, L.P., Wynnefield Capital Management, LLC, Wynnefield Capital, Inc., and Nelson Obus. Although the listed entities are separate and distinct entities with different beneficial owners (whether designated as limited partners or stockholders), for the convenience of reporting their holdings they are referred to collectively as the "Wynnefield Group." The Wynnefield Group filed an amendment to Schedule 13G on February 11, 2004, reporting sole voting and dispositive power as to 403,433 shares, of which 305,300 shares, or 5.4% of the outstanding shares of Common Stock, are beneficially owned indirectly by Wynnefield Capital Management, LLC.

(5) Dimensional Fund Advisors, Inc., a registered investment advisor, filed an amendment to Schedule 13G on February 6, 2004, reporting sole voting and dispositive power as to 296,000 shares.

(6) Ms. Sherertz disclaims beneficial ownership of an additional 3,310 shares held by her minor children.

(7)   Includes  10,000  shares  held by his wife and 31,300  shares  held by Mr.
      Sherertz for his minor children, as to which he shares voting and dispositive powers.

Section 16(a) Beneficial Ownership Reporting Compliance

            Section 16 of the Exchange Act ("Section 16") requires that reports of beneficial ownership of Common Stock and changes in such ownership be filed with the SEC by Section 16 "reporting persons," including directors, executive officers, and certain holders of more than 10% of the outstanding Common Stock. To the Company's knowledge, all Section 16 reporting requirements applicable to known reporting persons were complied with for transactions and stock holdings during 2003, except as follows: James B. Hicks, director, one late filing reporting one purchase; Nancy B. Sherertz, director and 10% owner, one late filing reporting four sales, one gift, and two option grants; William W. Sherertz, director, officer, and 10% owner, one late filing reporting one option grant; and Michael D. Mulholland and Gregory R. Vaughn, officers, each with one late filing reporting one option grant.

                        SELECTION OF INDEPENDENT AUDITORS

            As of the date of this proxy statement, the Audit Committee had not yet selected an independent auditing firm to examine the financial statements of the Company for the fiscal year ending December 31, 2004. The Audit Committee and management are evaluating available alternatives, including negotiations with PricewaterhouseCoopers LLP, to ensure that the Company receives fair value for professional fees charged by its independent auditors.

            PricewaterhouseCoopers LLP were the Company's independent auditors for the year ended December 31, 2003. The Company expects representatives of PricewaterhouseCoopers LLP to be present at the 2004 annual meeting of stockholders and to be available to respond to appropriate questions. The auditors will have the opportunity to make a statement at the annual meeting if they desire to do so.

                        MATTERS RELATING TO OUR AUDITORS

Fees Paid to Principal Independent Auditors

            The following fees were billed by PricewaterhouseCoopers LLP for professional services rendered to the Company in fiscal 2002 and 2003:

                                      2003                 2002

           Audit Fees(1)          $138,000             $140,000(4)
           Audit Related Fees(2)        --                   --
           Tax Fees(3)              54,000               60,000
           All Other Fees               --                   --

(1) Consists of fees for professional services rendered for the audit of the Company's annual financial statements for fiscal 2002 and 2003 and for review of financial statements included in quarterly reports on Form 10-Q for those years.

(2) Refers to assurance and related services that are reasonably related to the audit or review of a company's financial statements and that are not included in audit fees.

(3) Consists of services rendered in connection with income tax consulting and income tax return preparation.

(4) Audit fees incurred by the Company for 2002 were $18,000 higher than the $122,000 estimated for that period and reported in the Company's proxy statement for its 2003 annual meeting.

Pre-Approval Policy

            The Company has adopted a policy requiring pre-approval by the Audit Committee of all fees and services of the Company's independent auditors, including all audit, audit-related, tax, and other legally-permitted services. Under the policy, a detailed description of each proposed service is submitted to the Audit Committee jointly by the independent auditors and the Company's Chief Financial Officer, together with a statement from the independent auditors that such services are consistent with the SEC's rules on auditor independence. The policy permits the Audit Committee to pre-approve lists of audit, audit-related, tax, and other legally-permitted services. The maximum term of any preapproval is 12 months. Additional pre-approval is required for services not included in the pre-approved categories and for services exceeding pre-approved fee levels. The policy allows the Audit Committee to delegate its pre-approval authority to one or more of its members provided that a full report of any pre-approval decision is provided to the full Audit Committee at its next scheduled meeting. All audit and permissible non-audit services provided by PricewaterhouseCoopers LLP in 2003 were pre-approved by the Audit Committee.

                             AUDIT COMMITTEE REPORT

            In discharging its responsibilities, the Audit Committee and its individual members have met with management and with the Company's independent auditors, PricewaterhouseCoopers LLP, to review their audit process and the Company's accounting functions. The Committee discussed and reviewed with the Company's independent auditors all matters that the independent auditors were required to communicate and discuss with the Committee under applicable auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, regarding communications with audit committees. Committee members also discussed and reviewed the results of the independent auditors' examination of the financial statements, the quality and adequacy of the Company's internal controls, and issues relating to the auditors' independence. The Committee has obtained a formal written statement relating to independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditors any relationships that may affect their objectivity and independence.

            Based on its review and discussions with management and the Company's independent auditors, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2003, be included in the Company's Annual Report on Form 10-K for filing with the SEC.

                                          AUDIT COMMITTEE

                                          Thomas J. Carley, Chair
                                          Fores J. Beaudry
                                          James B. Hicks, Ph.D.
                                          Anthony Meeker

                             EXECUTIVE COMPENSATION

Summary Compensation Table

            The following table sets forth compensation for the years indicated to the Company's chief executive officer and the Company's other executive officers.

                           Summary Compensation Table

                                                         Long-Term
                                                       Compensation
                                                          Awards
                                  Annual Compensation   Securities
                                                        Underlying   All Other
Name and Principal                 Salary     Bonus       Options   Compensation
Position                   Year      ($)       ($)          (#)         ($)

William W. Sherertz       2003    $200,000   $53,436(1)  63,024       $    --
President and             2002     200,000    38,625(2) 161,719        56,461(3)
Chief Executive Officer   2001     200,000    38,526(2)  50,000        56,461(3)

Michael D. Mulholland     2003    $185,000   $13,646     15,000            --
Vice President-Finance    2002     185,000        --     80,000            --
And Secretary; Chief      2001     185,000        --     14,103            --
Financial Officer

Gregory R. Vaughn         2003    $150,000   $11,064     15,000            --
Vice President            2002     150,000        --     45,000            --
                          2001     150,000        --      8,159            --

(1) Includes $38,684 intended to cover Mr. Sherertz's personal expenses related to an insurance plan for estate planning purposes.

(2) Represents a bonus intended to cover Mr. Sherertz's personal expenses related to a split-dollar life insurance plan that will not be recovered by the Company. See note 3 below.

(3) Represents the actual dollar amount of insurance premiums paid by the Company in 2001 and 2002 as part of a split-dollar life insurance plan provided to Mr. Sherertz. Mr. Sherertz's living trust is obligated to repay to the Company all of the premiums that the Company has paid for this insurance policy from the death benefits collected on the policy or, if earlier, within 60 days after (x) termination of Mr. Sherertz's employment by the Company, other than by reason of death, or (y) the bankruptcy or dissolution of the Company.

Stock Option Data for Executive Officers

            The following table provides information as to options to purchase Common Stock granted under the Company's 2003 Stock Incentive Plan to the named executive officers during 2003.

                        Option Grants in Last Fiscal Year
                                Individual Grants

                  Number of    % of Total
                  Securities    Options
                  Underlying   Granted to
                   Options     Employees   Exercise               Grant Date
                  Granted(1)   in Fiscal   Price      Expiration    Present
Name                 (#)          Year     ($/Share)     Date       Value($)(2)
----              ----------   ---------   ---------  ----------  -------------

William W.           50,000      30.2%     $  3.02     6/03/2013   $  82,500
Sherertz             13,024(3)    7.9        14.80    11/28/2013     104,583

Michael D.           15,000       9.1         3.02     6/03/2013      24,750
Mulholland

Gregory R.           15,000       9.1         3.02     6/03/2013      24,750
Vaughn

(1) Options generally become exercisable cumulatively in four equal annual installments beginning one year after the date of grant; provided that the option will become exercisable in full upon the officer's death, disability or retirement, or in the event of a change in control of the Company. A change in control is defined in the option agreements to include (i) any occurrence which would be required to be reported as such by the proxy disclosure rules of the SEC, (ii) the acquisition by a person or group (other than the Company or one of its employee benefit plans) of 30% or more of the combined voting power of its voting securities, (iii) with certain exceptions, the existing directors' ceasing to constitute a majority of the Board, (iv) certain transactions involving the merger, sale, or transfer of a majority of the assets of the Company, or (v) approval by the stockholders of a plan of liquidation or dissolution of the Company. The options include a feature which entitles an optionee who tenders previously-acquired shares of Common Stock to pay all or part of the exercise price of the option, to be granted a replacement option (a "reload option") to purchase a number of shares equal to the number of shares tendered with an exercise price equal to the fair market value of the Common Stock on the date of grant. No SARs were granted by the Company during 2003.

(2) The values shown have been calculated based on the Black-Scholes option pricing model and do not reflect the effect of restrictions on transferability or vesting. The values were calculated based on the following assumptions: (i) expectations regarding volatility of 62% were based on monthly stock price data for the Company; (ii) the risk-free rate of return (3.22%) was assumed to be the Treasury Bond rate whose maturity corresponds to the expected term (5.0 years) of the option granted; and (iii) no dividends on the Common Stock will be paid during the option term. The values which may ultimately be realized will depend on the market value of the Common Stock during the periods during which the options are exercisable, which may vary significantly from the assumptions underlying the Black-Scholes model.

(3) Option granted pursuant to "reload" provision of Mr. Sherertz's stock award agreement. Option becomes fully exercisable six months from the date of grant.

            Information concerning exercises of stock options during 2003 and the value of unexercised options held by the named executive officers at December 31, 2003, is summarized in the table below.

                 Aggregated Option Exercises in Last Fiscal Year
                      and Fiscal Year-End Option Values(1)


                                                Number of Securities             Value of Unexercised
                 Shares                        Underlying Unexercised          In-the-Money Options at
                Acquired on      Value       Options at Fiscal Year-End (#)       Fiscal Year-End(2)
     Name       Exercise (#)   Realized ($)  (Exercisable/Unexercisable)     (Exercisable/Unexercisable)
     ----       ------------   ------------  ------------------------------  ---------------------------

William W.       54,219        $264,690              --  /  208,024             $    --  / $1,890,350
Sherertz
Michael D.        7,000          59,325          20,051  /   82,052             200,077  /    814,171
Mulholland
Gregory R.           --              --          15,329  /   52,830             150,437  /    524,393
Vaughn
_________________


(1)   The named executive officers did not hold any SARs at December 31, 2003.

(2) The values shown have been calculated based on the last reported sale price, $12.98, of the Common Stock reported on the SmallCap(TM) tier of The Nasdaq Stock Market on December 31, 2003, and the per share exercise price of unexercised in-the-money options.

Additional Equity Compensation Plan Information

            The following table summarizes information regarding shares of the Company's Common Stock that may be issued upon exercise of options, warrants, and rights under the Company's existing equity compensation plans and arrangements as of December 31, 2003. The only plan or arrangement under which equity compensation could be awarded at December 31, 2003, was the Company's 2003 Stock Incentive Plan, including a related plan for California residents, which was approved by stockholders in May 2003. Prior to 2003, grants of stock options were made under the Company's 1993 Stock Incentive Plan, which had been approved by stockholders. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options, warrants, and other rights under both plans, and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options.



                          A. Number of                                   C. Number of securities
                        securities to be           B. Weighted-           remaining available for
                      issued upon exercise       average exercise       future issuance under equity
                         of outstanding        price of outstanding         compensation plans
                        options, warrants,        options, warrants,      (excluding securities
   Plan Category           and rights                and rights            reflected in column A)
   -------------           ----------                ----------            ----------------------


Equity compensation
plans approved by
stockholders                  585,459                  $4.32                      258,917

Equity compensation
plans or
arrangements
not approved by                     0                    N/A                            0
stockholders

      Total                   585,459                  $4.32                      258,917


Directors' Compensation

            Under the standard arrangement in effect at the end of 2003, directors (other than directors who are full-time employees of the Company, who do not receive directors' fees) are entitled to receive a fee of $500 for each Board meeting attended and each meeting of a committee of the Board attended other than a committee meeting held on the same day as a Board meeting.

            A nonqualified option for 1,000 shares of Common Stock is granted automatically to each non-employee director whose term begins on or continues after the date of each annual meeting of stockholders at an exercise price equal to the fair market value of the Common Stock on the date of the meeting. Accordingly, on May 14, 2003, each then non-employee director received an option for 1,000 shares at an exercise price of $3.07 per share.

            Payment of the exercise price of options granted to non-employee directors may be in cash or in previously-acquired shares of Common Stock. Each option includes a reload option feature to the extent that previously-acquired shares are used to pay the exercise price. Non-employee director options (other than reload options) become exercisable in four equal annual installments beginning one year after the date of grant. Reload options become exercisable six months following the date of grant. All options granted to a non-employee director will be exercisable in full upon the director's death, disability, or retirement, or in the event of a change in control of the Company. The option term will expire three months following the date upon which the holder ceases to be a director other than by reason of death, disability, or retirement; in the event of death or disability, the option will expire one year thereafter; in the event of retirement, the option will expire five years thereafter.

Employment Agreement

            Effective January 26, 1999, the Company entered into an employment agreement with Michael D. Mulholland, Vice President-Finance and Secretary of the Company. The agreement provides for a term of not less than two years as of each anniversary date of the agreement and is subject to automatic extension for an additional year annually unless either party notifies the other of an election to terminate the agreement by December 27 of the prior year. In the event of a change in control of the Company, the agreement will be renewed automatically for a two-year period beginning with the day immediately preceding the change in control. The employment agreement provides for an annual salary of not less than $155,000, subject to annual review by the Board, together with other compensation and benefits provided for in the Company's compensation policy for executive officers adopted in 1995.

            Pursuant to the employment agreement, if Mr. Mulholland's employment is terminated by the Company following a change in control of the Company other than by reason of death or disability or for cause, or by Mr. Mulholland within 90 days following a change in duties related to a change in control of the Company, he will be entitled to receive a lump sum payment of an amount equal to two times his then-current annual base salary, subject to reduction to the extent that such amount would be subject to the excise tax imposed on benefits that constitute excess parachute payments under Section 280G of the Internal Revenue Code of 1986, as amended.

            A change in control of the Company for purposes of the employment agreement is defined as summarized in the notes to the first table under "Stock Option Data for Executive Officers" above, except for a business combination transaction in which the Company becomes a privately-held company and William W. Sherertz continues as President and Chief Executive Officer. A change in duties includes a significant change in the nature or scope of Mr. Mulholland's position, responsibilities, authorities or duties, a significant diminution in his eligibility to participate in compensation plans or benefits, a change in the location of his employment by more than 30 miles, or a significant violation of the Company's obligations under the agreement.

                           REPORT OF THE COMPENSATION
                      COMMITTEE ON EXECUTIVE COMPENSATION

            The Compensation Committee's goal in recommending levels of executive compensation is to serve the interests of the Company's stockholders by enabling the Company to attract, motivate, and retain the caliber of management expertise necessary for successful implementation of the Company's strategic goals.

            Towards this goal, the Compensation Committee has adopted a philosophy that combines goal-driven annual cash compensation packages with equity incentives designed to build stock ownership among key employees. These two key principles serve to align executives effectively with stockholder interests by focusing management on financial goals necessary to enhance stockholder value, as well as long-term growth, by strongly encouraging significant ownership in the Company's stock.

            Salaries. Base salaries for the Company's executive officers are initially determined by evaluating the responsibilities of the position and the experience of the individual, and by reference to the competitive marketplace for management talent. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive, particularly with respect to the individual's specific contribution to the Company's success, and any increased responsibilities assumed by the executive.

            Annual Cash Incentive Bonuses. The Compensation Committee has implemented a policy of providing annual cash incentive bonuses to the executive officers of the Company below the level of President. It is the Compensation Committee's belief that the stewardship provided by the executive officers is best measured by the Company's return on equity. Accordingly, target amounts for annual awards of cash incentive bonuses for 2003 were based upon a formula with reference to the Company's return on stockholders' equity for the year ended December 31, 2003, and each executive's total salary for the year. Based on the Company's return on equity of 7.4% for 2003, each executive officer, including the President, was awarded an annual cash incentive bonus in an amount equal to 7.4% of his 2003 salary.

            Long-Term Incentive Compensation. The Company strives to align executive officer financial interests with long-term stockholder value through stock option grants. See "Option Grants in Last Fiscal Year" above for details of options granted to the named executive officers in 2003.

            Chief Executive Officer Compensation. For 2003, the Compensation Committee maintained Mr. Sherertz's salary level at $200,000 and awarded him an annual cash incentive bonus as described above.

            In 2003, the Company ceased making payments for premiums under a split-dollar life insurance arrangement approved for Mr. Sherertz in 2001. Upon termination of the policy, the Company will be repaid an amount equal to the premiums previously paid by the Company in 2001 and 2002.

                                          COMPENSATION COMMITTEE

                                          Anthony Meeker, Chair
                                          James B. Hicks, Ph.D.
                                          Nancy B. Sherertz

                             STOCK PERFORMANCE GRAPH

            The graph on the following page shows the cumulative total return at the dates indicated for the period from December 31, 1998, until December 31, 2003, for the Common Stock, the Standard & Poor's 500 Stock Index (the "S&P 500"), a group of the Company's current peers in the staffing industry (the "2004 Peer Group"), and the companies comprising the staffing industry peer group selected by the Company for its proxy statement for the 2003 annual meeting (the "2003 Peer Group"). The 2004 Peer Group is comprised of C D I Corp., Kelly Services, Inc., Manpower Inc., RemedyTemp, Inc., Robert Half International Inc., Westaff, Inc., Administaff, Inc., and Gevity HR, Inc. Six of those companies are also included in the 2003 Peer Group, as well as SOS Staffing Services, Inc., and TeamStaff, Inc. (which were replaced by Administaff, Inc., and Gevity HR, Inc. in the 2004 Peer Group). SOS Staffing Services, Inc., was not included in the 2004 Peer Group because it is no longer a public company as the result of a leveraged buyout in 2003, and TeamStaff, Inc., is not included in the 2004 Peer Group because its products and services have become increasingly dissimilar to those offered by the Company.

            The stock performance graph has been prepared assuming that $100 was invested on December 31, 1998, in the Common Stock, the S&P 500, the 2003 Peer Group, and the 2004 Peer Group, and that dividends are reinvested. In accordance with the SEC's proxy rules, the stockholder return for each company in the 2003 and 2004 Peer Group indices has been weighted on the basis of market capitalization as of the beginning of each annual period shown. The stock price performance reflected in the graph may not be indicative of future price performance.

                Comparison of Five-Year Cumulative Total Returns

                              Performance Graph for

                         Barrett Business Services, Inc.

               Produced on 04/06/2004 including data to 12/31/2003



                                [GRAPHIC OMITTED]



















--------------------------------------------------------------------------------------
                                            Legend

CRSP Total Returns Index for:    12/1998   12/1999  12/2000  12/2001  12/2002  12/2003

--------------------------------------------------------------------------------------
Barrett Business Services, Inc.   100.0      77.9     41.9     43.5     38.8     152.7

S&P 500 Stocks                    100.0     121.1    110.3     97.3     75.8      97.5

Self-Determined Peer Group 2003   100.0      92.9    117.0    114.4     90.6     126.6

Self-Determined Peer Group 2004   100.0      94.0    119.3    117.2     88.3     131.3

--------------------------------------------------------------------------------------


Notes:

  A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

  B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

  C. If the monthly interval, based on the fiscal year-end, is not a trading day, the previous trading date is used.

  D.  The index for all series was set to $100.0 on 12/31/1998.


--------------------------------------------------------------------------------------
Prepared  by CRSP  (www.crsp.uchicago.edu),  Center  for  Research  in  Security
Prices,  Graduate  School of  Business,  The  University  of Chicago.  Used with permission. All rights reserved.

                                                                     Copyright (C) 2004


                          TRANSACTIONS WITH MANAGEMENT

            In December 2001, pursuant to the approval of all disinterested outside directors, the Company agreed to loan Mr. Sherertz up to $60,000 between December 2001 and June 2002 to assist Mr. Sherertz in meeting his debt service obligations on a loan from the Company's principal bank, which was secured by Mr. Sherertz's holdings of Common Stock and provided for quarterly payments of interest only. In the spring of 2002, with the approval of all disinterested outside directors, the Company agreed to extend its financial commitment to lend to Mr. Sherertz amounts equal to an additional two quarterly interest payments in July and September 2002. The Company's note receivable in the aggregate principal amount of $107,000 bears interest at the same rate as the rate charged to Mr. Sherertz by the bank (prime less 50 basis points; 3.50% at March 31, 2004) and repayment by Mr. Sherertz to the Company is due upon demand. Mr. Sherertz intends to pay this loan in full during 2004. In accordance with applicable law, no new loans will be made to Mr. Sherertz under this or any other arrangement.

            Beginning in October 2001, the Company has rented Mr. Sherertz's personal residence in La Quinta, California, for marketing, customer relations, and business meeting purposes. The seasonal rental rates were established by a local real estate broker who handles similar properties in the La Quinta area. The Company made payments to Mr. Sherertz in the aggregate amount of $99,000 in 2003 for rental of the property.


                                  OTHER MATTERS

            Management knows of no matters to be brought before the annual meeting other than the election of directors. However, if any other business properly comes before the meeting, the persons named in the accompanying form of proxy will vote or refrain from voting on the matter in accordance with their judgment pursuant to the discretionary authority given in the proxy.

                    STOCKHOLDER COMMUNICATIONS WITH THE BOARD

            Communications by stockholders to the Board should be submitted by e-mail to bod@bbsihq.com. All directors have access to this e-mail address. Communications to individual directors or committees should be sent to the attention of the intended recipient. The chair of the Audit Committee will be primarily responsible for monitoring e-mails to the Board (or its members or committees) and for forwarding messages as appropriate.

            Stockholder communications sent by regular mail to the attention of the Board of Directors (or to individual directors or committees) will be forwarded as the chair of the Audit Committee deems appropriate. Communications will not be forwarded if they do not appear to be within the scope of the Board's (or such other intended recipient's) responsibilities or are otherwise inappropriate or frivolous.

                STOCKHOLDER PROPOSALS FOR ANNUAL MEETING IN 2005

            Stockholder proposals submitted for inclusion in the proxy materials for the annual meeting of stockholders to be held in 2005 must be received by the Company by December 15, 2004. Any such proposal should comply with the SEC's rules governing stockholder proposals submitted for inclusion in proxy materials. Proposals should be addressed to Michael D. Mulholland, Secretary, Barrett Business Services, Inc., 4724 S.W. Macadam Avenue, Portland, Oregon 97239.

            For any proposal that is not submitted for inclusion in next year's proxy materials, but instead is sought to be presented directly at the 2005 annual meeting of stockholders, management will be able to vote proxies in its discretion if the Company: (1) receives notice of the proposal before the close of business on February 28, 2005, and advises stockholders in the 2005 proxy materials about the nature of the matter and how management intends to vote on such matter; or (2) has not received notice of the proposal by the close of business on February 28, 2005. Notices of intention to present proposals at the 2005 annual meeting should be forwarded to the address listed above.

April 14, 2004                      BARRETT BUSINESS SERVICES, INC.

                                   APPENDIX A

                         Barrett Business Services, Inc.

                 Charter for the Audit and Compliance Committee
                            of the Board of Directors
                As Amended and Restated by the Board of Directors
                              as of March 19, 2004

Objectives

The Audit and Compliance Committee (the "Audit Committee") is appointed by the Board of Directors to assist the Board in overseeing (1) the Company's accounting and financial reporting processes, (2) the integrity and the audits of the financial statements of the Company, (3) the compliance by the Company with legal and regulatory requirements relating to its status as a public company, (4) the independence and performance of the Company's independent accountants, (5) corporate governance principles, and (6) standards of ethical and business conduct.

Authority

The Audit Committee shall have the authority to retain independent counsel and other advisers as it deems necessary to carry out its duties. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. To the extent the Audit Committee deems appropriate and permitted by applicable law, rule or regulation, it may delegate its responsibilities under this Charter to one or more of its members.

Organization

The Audit Committee shall be comprised of at least three qualified directors. The members of the Audit Committee shall be appointed by the Board to a one-year term. The members of the Audit Committee shall meet the independence, expertise, and other requirements set forth in Rule 4350(d)(2)(A)(i)-(iv) of the listing standards for companies quoted on the Nasdaq Stock Market. At least one member of the Audit Committee shall meet the requirements of an "audit committee financial expert" as defined in the Securities and Exchange Commission's ("SEC's") rules. The Committee's Chair shall be appointed by the Board to serve a one-year term. Unlimited successive one-year terms on the Committee are permissible, in view of the independence and expertise requirements for Committee membership.

Funding

The Audit Committee shall have the authority to determine and receive from the Company the amount of funding required for (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, (2) compensation to independent and other advisers retained by the Audit Committee, and (3) ordinary administrative expenses of the Audit Committee in carrying out its responsibilities.

Roles and Responsibilities

The Audit Committee shall make regular reports of its recommendations to the Board.

The Audit Committee shall:

     1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     2. Be directly responsible for the appointment, compensation, retention, and oversight of the work of the Company's independent accountants and any other registered public accounting firm engaged for the purpose of performing any audit, review, or attest services for the Company. All firms retained by the Audit Committee must report directly to the Audit Committee.

     3. Approve all fees and services (including audit and permissible non-audit services) of the Company's independent accountants and any other public accounting firm engaged by the Audit Committee. All such services should be approved in advance of their performance pursuant to policies established by the Audit Committee. The Audit Committee may delegate authority to grant pre-approvals to one of its members, provided such pre-approval is presented to the full Audit Committee at its next meeting.

     4. Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     5. Review and discuss with management and the independent accountants the annual audited financial statements, including major issues regarding or changes in accounting and auditing principles, standards and practices, as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

     6. Review analyses prepared by management and the independent accountants of significant financial reporting issues and judgements made in connection with the preparation of the Company's financial statements.

     7.     Review and discuss with management and the independent  accountants,
            as   appropriate,   earnings  press  releases  and  other  financial
            information that the Company proposes to disclose publicly.

     8. Review and discuss with management and the independent accountants the Company's quarterly and annual financial reports, including specifically the "MD&A" section, prior to the filing of the Quarterly Reports on Form 10-Q and Annual Report on Form 10-K.

     9.     To  review  and  discuss  with   management   and  the   independent
            accountants, as appropriate, the Company's internal system of audit and financial controls and the results of internal audits.

    10. Review with management compliance by the Company with the terms of loan agreements or other debt instruments, including indentures, as applicable.

    11. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

    12. Receive written statements from the independent accountants regarding the accountants' independence consistent with Independence Standards Board Standard 1, discuss the contents of such statements, including any relationships or services that may impact the objectivity or independence of the accountants, with the accountants, and, if determined necessary by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the accountants.

    13. Evaluate, together with the Board, the performance of the independent accountants and, if determined necessary by the Audit Committee, recommend that the Board replace the independent accountants.

    14. Meet with the independent accountants prior to the audit to review the planning and staffing of the audit.

    15. Obtain assurance from the independent accountants that no action or disclosure is required with respect to the Company's financial statements under Section 10A of the Securities Exchange Act of 1934.

    16. Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

    17. Review with the independent accountants any problems or difficulties the accountants may have encountered and any management letter provided by the independent accountants and the Company's response to that letter. Such review should include:

            (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

            (b) Any changes required in the planned scope of the audit performed by the independent accountants.

    18. Prepare the audit committee report required by the SEC's rules to be included in the Company's annual proxy statement.

    19. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations relating to its status as a public company.

    20. Review with the Company's outside counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or government agencies.

    21. Meet at least annually with the Chief Financial Officer, the Company's internal auditing staff, and the independent accountants in separate executive sessions.

    22. Develop and oversee (a) Board corporate governance principles, (b) a code of conduct applicable to directors, officers, and employees of the Company, and (c) a code of ethics for senior financial officers, including making recommendations as to amendments to or waivers of such documents and determining the treatment of violations of such principles or codes by directors or officers of the Company.

    23. Review for potential conflicts of interest and determine whether or not to approve any transaction by the Company with a director, officer or shareholder (including transactions with family members or associates of such persons) that would be required to be disclosed in the Company's annual proxy statement by the SEC's disclosure rules.

    24. Reviewing and evaluating the performance of the Board in relation to committee charters, governance principles, and the code of conduct.

Subject to the specific responsibilities set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles in the United States. This is the responsibility of management and the independent accountants. Subject to the specific responsibilities set forth in this Charter, it is also not the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations relating to the Company's status as a public company.

PROXY
                         BARRETT BUSINESS SERVICES, INC.
                       2004 Annual Meeting of Stockholders
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



      The undersigned hereby appoints William W. Sherertz and Anthony Meeker as proxies, each with power to act alone and with power of substitution, and hereby authorizes them to represent and to vote all the shares of common stock of Barrett Business Services, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on Wednesday, May 12, 2004, at 2:00 p.m., or at any adjournment thereof.

                     (Continued and to be signed on reverse)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                             /FOLD AND DETACH HERE/

1.  ELECTION OF DIRECTORS:    FOR all nominees listed   WITHHOLD AUTHORITY
    Fores J. Beaudry          (except as marked to      to vote for all nominees
    Thomas J. Carley          the contrary below)       listed
    James B. Hicks, Ph.D.           /     /                    /     /
    Anthony Meeker
    Nancy B. Sherertz
    William W. Sherertz

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


2. In their discretion, upon any other matter which may properly come before the meeting.

      The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Item 1. If any other matters properly come before the meeting, the persons named as proxies will vote in accordance with their best judgment.

      The undersigned acknowledge receipt of the 2004 Notice of Annual Meeting and accompanying Proxy Statement and revokes all prior proxies for said meeting.

      Please sign exactly as your name appears hereon. If the shares are jointly held, each joint owner named should sign. When signing as attorney, personal representative, administrator, or other fiduciary, please give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

      Please Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature(s)___________________________________________ Date:__________, 2004

                            / FOLD AND DETACH HERE /